Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
(12)	Income Taxes

The Company is a tax exempted company incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on their income or capital gains. In addition, upon any payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

The Group’s subsidiaries and VIEs incorporated in the PRC are subject to Income Tax in the PRC.

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazetted on the following day. Under the two-tiered profits tax rates regime, the first 2,000 Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD 2,000 will be taxed at 16.5%.

The provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the current rate of taxation of 8.25% for the years ended December 31, 2018, 2019 and 2020.

Pursuant to the relevant laws and regulations in the PRC, Ying Si Kang Information Technology (Shenzhen) Co., Ltd. (“Ying Si Kang”) and Shenzhen Huazhong United Technology Co., Ltd. (“Shenzhen Huazhong”), subsidiaries of the Group, was regarded as a software company and thus exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. For Ying Si Kang, year 2014 was the first profit-making year and accordingly it has made a 12.5% tax provision for its profits for the years ended December 31, 2016, 2017 and 2018. For Shenzhen Huazhong, year 2017 was the first profit-making year and accordingly it has made a 12.5% tax provision for its profits for the years ended December 31, 2019 and 2020.

Pursuant to the Circular on Issues Regarding Tax-related Preferential Policies for Further Implementation of Western Development Strategy jointly issued by the State Ministry of Finance, General Administration of Customs, China and State Administration for Taxation, enterprises located in the western China regions that fall into the encouraged industries are entitled to 15% EIT preferential tax treatment from January 1, 2011 to December 31, 2020 and this policies is further extended to December 31, 2030. In September 2018, Fanhua Lianxing Insurance Sales Co., Ltd. (“Lianxing”), the Group’s wholly-owned subsidiary, which is the holding entity of the Group’s life insurance operations, were relocated to Tianfu New Area, Sichuan province. Lianxing was entitled to a preferential tax rate of 15% from September 1, 2018 to December 31, 2020 as it was classified as encouraged enterprises in the western region in an industry sector encouraged by the PRC government. Tibet Zhuli Investment Co. Ltd. (“Tibet Zhuli”), the Group’s wholly-owned subsidiary, was entitled to a preferential tax rate of 15% for the years ended December 31, 2018, 2019 and 2020, as it was established with approval in an economy development zone in the PRC before January 1, 2018.

The Group’s subsidiaries that are the PRC tax resident are required to withhold the PRC withholding tax of 10% on dividend payment to their non-PRC resident immediate holding company, unless such dividend payment is qualified for the 5% reduced tax rate under the Arrangement between Mainland China and Hong Kong for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (the “PRC-HK DTA”).

One of the Group’s wholly owned subsidiaries, CNinsure Holdings Limited, was determined by Hong Kong Taxation Bureau to be a Hong Kong resident enterprise since July 2018. The Hong Kong resident certificate was issued by the Hong Kong Inland Revenue Department and will be valid till the year ending December 31, 2022. Accordingly, CNinsure Holdings Limited qualified as a Hong Kong resident and was entitled to enjoy a reduced tax rate of 5% for the dividends paid by PRC subsidiaries for the years ended December 31, 2018, 2019 and 2020 under Bulletin [2018] No. 9 (e.g. beneficial ownership, shareholding percentage and holding period).

The Group accounts for uncertain income tax positions by prescribing a minimum recognition threshold in the financial statements. The Group’s liabilities for unrecognized tax benefits were included in other tax liabilities. As of December 31, 2019 and 2020, the balance of unrecognized tax benefits are comprised of amounts mainly arising from gain on disposal of subsidiaries and certain transfer pricing arrangements in prior years.

The movements of unrecognized tax benefits are as follows:

RMB
Balance as of January 1, 2018	70,350
Change in unrecognized tax benefits	—
Increase in tax positions	—
Balance as of December 31, 2018	70,350
Change in unrecognized tax benefits	—
Increase in tax positions	—
Balance as of December 31, 2019	70,350
Change in unrecognized tax benefits	—
Decrease in tax positions	(3,131)
Balance as of December 31, 2020	67,219

The uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. Based on the outcome of any future examinations, or as a result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken regarding previously filed tax returns, might materially change from those recorded as liabilities for uncertain tax positions in the Group’s consolidated financial statements. In addition, the outcome of these examinations may impact the valuation of certain deferred tax assets (such as net operating losses) in future periods. The Group’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits, if any, as a component of income tax expense. The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefit within the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. During the current year, the Group reversed transfer pricing related uncertain tax position amounted to RMB3,131 when its statute of limitation expired in 2020.

Income tax expenses are comprised of the following:

	Year Ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Current tax expense	243,330	139,549	67,609
Deferred tax (income) expense	(18,744)	4,267	15,778
Income tax expense	224,586	143,816	83,387

The principal components of the deferred income tax assets and liabilities are as follows:

	As of December 31,
	2019	2020
	RMB	RMB
Deferred tax assets:
Operating loss carryforward	40,498	40,666
Intangible assets, net	5,311	4,493
Less: valuation allowances	(38,482)	(35,127)
Total	7,327	10,032
Deferred tax liabilities:
PRC dividend withholding taxes	7,898	26,380
Total	7,898	26,380

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided RMB38,482 and RMB35,127 valuation allowance for the years ended December 31, 2019 and 2020, respectively.

The Group had total operating loss carry-forwards of RMB162,704 and RMB162,491 as of December 31, 2019 and 2020, respectively. As of December 31, 2020, all of the operating loss carry-forwards will expire in the years from 2021 to 2025. During the years ended December 31, 2018, 2019 and 2020, RMB16,288, RMB6,060 and RMB5,321, respectively, of tax loss carried forward has been expired and canceled.

Reconciliation between the provision for income taxes computed by applying the PRC enterprise income rate of 25% to net income before income taxes and income of affiliates, and the actual provision for income taxes is as follows:

	Year Ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Income from continuing operations before income taxes, share of income of affiliates, net	667,213	560,925	362,302
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	166,803	140,231	90,576
Expenses not deductible for tax purposes:
—Entertainment	1,358	2,516	2,428
—Other	1,079	730	202
Effect of tax holidays on concessionary rates granted to PRC subsidiaries	(8,307)	(36,527)	(18,114)
Effect of different tax rates of subsidiaries operating in other jurisdictions	—	—	2,732
Change in valuation allowance	6,583	5,987	(3,355)
Deferred income tax for dividend distribution	53,702	49,267	18,483
Effect of non-taxable income*	—	(13,422)	(13,648)
Other	3,368	(4,966)	4,083
Income tax expense	224,586	143,816	83,387

*	The effect of non-taxable income represents an income tax exemption according to the Notice (Cai Shui [2002] No. 128) promulgated by the State Administration of Taxation and Ministry of Finance in China on dividend income derived from a purchased open-end securities investment fund product that the Group recorded as short term investment.

Additional PRC income taxes that would have been payable without the tax exemption amounted to approximately RMB8,307, RMB36,527 and RMB18,114 for the years ended December 31, 2018, 2019 and 2020, respectively. Without such exemption, the Group’s basic net profit per share for the years ended December 31, 2018, 2019 and 2020 would have been decreased by RMB0.01, RMB0.03 and RMB0.02, and diluted net profit per share for the years ended December 31, 2018, 2019 and 2020 would have been decreased by RMB0.01, RMB0.03 and RMB0.02, respectively.

If the entities were to be non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries, the withholding tax would be 10%, whereas in the case of dividends paid by PRC subsidiaries which are 25% or more directly owned by tax residents in the Hong Kong Special Administrative Region, the withholding tax would be 5%. The Group’s subsidiary, CNinsure Holdings Limited qualified as Hong Kong resident and was entitled to enjoy 5% reduced tax rate under Bulletin [2019] No. 9 for the years ended December 31, 2018, 2019 and 2020, respectively.

Aggregate undistributed earnings of the Group’s subsidiaries and VIEs in the PRC that are available for distribution to the Group of approximately RMB1,303,923 and RMB1,146,274 as of December 31, 2019 and 2020 respectively, are considered to be indefinitely reinvested. If those earnings were to be distributed or they were determined to be no longer permanently reinvested, the Group would have to record a deferred tax liability in respect of those undistributed earnings of approximately RMB65,196 and RMB57,314, respectively.

During the years ended December 31, 2018，2019 and 2020, the Group has provided RMB53,702, RMB49,267 and RMB18,483, respectively, deferred income tax for the declared dividend distribution based on a 5% withholding tax rate.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting over tax basis, including those differences attributable to a more-than-50-percent-owned domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means.